UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-07414

              The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

              107 South Fair Oaks Boulevard, Suite 315, Pasadena, CA 91105

(Address of principal executive offices)               (Zip code)

              Gemini Fund Services, LLC., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         626-844-1440

Date of fiscal year end:  3/31

Date of reporting period:9/30/05

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

THE BENDER GROWTH FUND

THE MONTECITO FUND

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2005

The Bender Growth Fund

Dear Shareholder,

Like a caravan driving through a storm, the US economy continues to move forward through the headwinds.  Despite high oil prices, an unrelenting Federal Reserve, and destructive hurricanes, the US economy maintains the structural strength that for several years has enabled it to sustain growth with very little inflation.  In our last letter we commented that the economy was entering a period of time where growth would become more challenging due to higher annualized interest rates and higher oil prices.  We still agree with these assumptions.  While a decrease in GDP growth does create some concerns for the equity markets, we believe the market consolidation experienced over the past nine months is mostly reflective of the Federal Reserve becoming less accommodative with their monetary policy. As the stock market continues to evaluate the balance between interest rates, inflation, and GDP growth we believe growth equities will gradually come back in favor, and this process may have already begun.

While the Federal Reserve has brought short-term interest rates from 1% to 3.75% over the past two years, interest rates remain low on a historical basis.  The question on the minds of most investors is: when and at what level will the Fed stop raising rates?  Traditionally, the Fed has been close to completion when short-term interest rates and 10-year Treasury yields converge, and the purchasing managers report (PMI) approaches the break- even level of 50.  With the 10-year Treasury yield currently at 4.34%, and short-term rates at 3.75%, the Fed might be close to completing their tightening cycle.  While both the manufacturing and service PMI readings remain above 50, each has slowed down in recent months to what would be considered a “neutral” level for inflation.  Among the Fed’s biggest concerns is the recent increase in wage inflation, particularly with the labor market at a relatively tight 4.9% unemployment rate.  While unit labor costs are rising, they are still well within normal ranges when considering the current level of GDP growth.  In recent years rising labor costs have been largely offset by gains in productivity, which we expect to continue. Some diverging opinions on the economy and interest rates have emerged in the wake of hurricanes Katrina and Rita.  Past natural disasters have proven that disruption to the overall economy tends to be minimal, as rebuilding initiatives over time mitigate the economic impact of the storm.

                             While it can be useful to try and gauge where interest rates will ultimately top out, it is important to understand the unusual environment the economy has been operating in the past two years.  There has never been another time in US history when the Federal Funds rate was 1%.  The US has also never experienced expensive oil prices in an otherwise low inflation environment.  This makes traditional forecasting models a little less useful in analyzing the economy and inflation. Keeping in mind that the Fed tends to overshoot when raising interest rates, we wouldn’t be surprised to see rates top out at approximately 4.25%.  This implies an additional 50 basis point rise from the current 3.75%.  But the Fed will tread carefully, as the last thing they want is for the economy to slip into a recession.  The “conundrum” of persistently low long- term interest rates as short-term rates rise is still with us.  The yield curve, which represents the spread between shorter and longer-term interest rates, continues to be very flat.  A flattening yield curve is normally associated with a slowing economy, as investors believe the risk of future inflation is similar to the current risk, which remains low.

The high price of oil and gasoline continues to be a major question for the Fed as to the effect it will have on consumer spending and ultimately GDP growth.  Looking abroad it is evident that higher oil prices are putting significant pressure on economic growth.  Ten-year yields worldwide remain very low, reflecting diminished prospects for growth in these economies.  While most discussions about oil center around the inflationary aspects of higher prices, it is often forgotten that these higher prices are the same as a “tax” on businesses and consumers.  Essentially, higher prices at the pump are helping the Fed move towards a more restrictive monetary policy.  If, as we expect, the Fed does raise short-term rates to 4.25% by early next year, we feel that the odds of seeing interest rates cut sometime in 2006 dramatically increase.  Once the stock market begins to perceive the end of a tightening cycle, stocks tend to rally.  This usually occurs well before rates are actually reduced, and sometimes even while rates are still rising.  We reiterate that in the economic slowdowns of 1985 and 1995, the stock market surged an average of 40% once it became clear the economy had slowed and the Fed was close to completing their tightening cycle.

Sincerely,

Robert L. Bender                                                           Reed G. Bender

The Montecito Fund

Dear Fellow Shareholders:

As of this writing, the Montecito Fund is currently in the process of changing its sub-adviser.  On November 1, 2005, Blake Todd of Seidler Investment Advisers began managing the fund. Employing a total rate of return investment philosophy, Blake and Seidler will invest Montecito Fund monies within three asset classes – stocks, bonds, real estate and other asset-backed securities – diversifying within each asset class.  Historically, this investment philosophy has garnered much of the overall return of the Standard & Poor’s 500 with half of the volatility and a much greater investment yield.

Our goal is to give our other investors a total return fund that they can invest in as a core holding.  Slow and steady wins the race.  Over the next year, we expect the size of this fund to grow fairly rapidly due to the efforts of Blake and Seidler.  With this growth, fund costs will decline as trading costs become less and less of a factor due to economies of scale.  We look forward to having Blake and Seidler join us at the Santa Barbara Group of Mutual Funds!

For the past three months, the Montecito Fund gained 1.88% (without a sales charge) and lost 3.97% (if you paid a sales charge).  For the past year, the Montecito Fund gained 4.37% (without a sales charge) and lost 1.63% (if you paid a sales charge).

As always, we thank you very much for your support and we look forward to prosperous times ahead with Blake Todd and Seidler Investment Advisers.  For more information on the fund’s new investment philosophy, please feel free to contact Blake at (888) 833-2777.

Sincerely,

John P. Odell                                    Steven W. Arnold

The Santa Barbara Group of Mutual Funds

The Bender Growth Fund

Performance Summary – For Periods Ended September 30, 2005

                                                                                                                         5 Years          Annualized

                                                                            6 Months*     1 Year       Annualized   Since Inception**

The Bender Growth Fund:

Class A Shares:

Without Sales Charges                                    6.64%         18.15%         (10.74)%            14.39%

With Sales Charges (1)                                    0.49%         11.36%         (11.79)%            13.43%

Class C Shares:

Without Sales Charges                                    5.96%         16.71%         (11.85)%            10.94%

With Sales Charges (2)                                    4.96%         15.71%         (11.85)%            10.94%

Class Y Shares                                                         6.52%         17.92%         (10.93)%            12.03%

S&P 500 Index                                                         5.02%         12.25%           (1.49)%               7.46%

(1) Adjusted for initial maximum sales charge of 5.75%.

(2) Adjusted for contingent deferred sales charge of 1% for redemptions on shares occurring within one year of purchase.

  *  Not annualized

**  Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1,
     1998.  S & P 500 performance information is since December 10, 1996, and therefore relates to Class C and Class

     Y shares only.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown in the table do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.

Portfolio Holdings Summary

Industries as of September 30, 2005	% of Net Assets	Top Ten Holdings as of September 30, 2005	% of Net Assets
Medical	22.02%	Chico’s FAS, Inc.	5.74%
Computer Services	21.76	Gilead Sciences, Inc.	5.70
Retail- Restaurant/Specialty	14.15	QUALCOMM, Inc.	5.68
Communications	12.89	eBAY, Inc.	5.65
Retail- Other	11.84	Broadcom Corp., Cl. A	5.01
Internet	8.68	Starbucks Corp.	4.85
Pharmaceutical	5.70	VeriSign, Inc.	4.82
Semiconductors	2.23	Genentech, Inc.	4.58
Short Term Investments	1.08	Network Appliance, Inc.	4.50
		Kyphon, Inc.	4.26

The Santa Barbara Group of Mutual Funds

The Montecito Fund

Performance Summary – For Periods Ended September 30, 2005

                                                                                                                         Since Inception

                                                                                6 Months*      1 Year       Annualized**

The Montecito Fund:

Without Sales Charges                                        0.29%           4.37%             1.20%

       With Sales Charges (1)                                       (5.47)%          -1.63%          (0.50)%

S&P 500 Index                                                              5.02%          12.25%            5.02%

(1) Adjusted for initial maximum sales charge of 5.75%.

 *   Not Annualized

**  The Montecito Fund commenced operations on April 15, 2002

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown in the table do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.

Portfolio Holdings Summary

Top Ten Industries as of September 30, 2005	% of Net Assets	Top Ten Holdings as of September 30, 2005	% of Net Assets
Oil & Gas	14.90%	Bank of New York Hamilton Fund	4.26%
Food	7.32	Peabody Energy Corp.	2.81
Banks	7.30	Valero Energy Corp.	2.75
Medical	7.02	Cummins, Inc.	2.42
Building Services	6.35	Talisman Energy, Inc.	2.37
Conglomerates	5.74	Exxon Mobil Corp.	2.27
Retail- Other	5.07	Altria Group, Inc.	2.18
Machinery	4.30	Cemex S.A. de C.V.	2.14
Short Term Investments	4.26	Genentech, Inc.	2.11
Insurance	4.00	Chico’s FAS, Inc.	2.10

FUND EXPENSES (Unaudited)                                                                                                                                                                                                                                            September 30, 2005

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/31/05)	Ending Account Value (9/30/05)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/05-9/30/05)
Bender Growth Fund
Actual:
Class A	$1,000.00	$1,066.40	1.85%	$9.58
Class Y	1,000.00	1,065.17	2.05%	10.61
Class C	1,000.00	1,059.61	3.10%	16.01
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,015.79	1.85%	$9.35
Class Y	1,000.00	1,014.79	2.05%	10.35
Class C	1,000.00	1,009.53	3.10%	15.62

FUND EXPENSES (Unaudited) (Continued)                                                                 September 30, 2005

	Beginning Account Value (3/31/05)	Ending Account Value (9/30/05)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/05-9/30/05)
Montecito Fund
Actual	$1,000.00	$1,002.93	1.19%	$5.98
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.19%	6.02

                                                                               *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2005

		Market
Security	Shares	Value
COMMON STOCK - 99.24%
Communications - 12.89%
Broadcom Corp., Cl. A*	27,500	$ 1,290,025
Cisco Systems, Inc.*	31,408	563,145
QUALCOMM, Inc.	32,700	1,463,325
		3,316,495
Computer Services - 21.76%
Autodesk, Inc.	14,000	650,160
Check Point Software Technologies Ltd.*	43,540	1,058,893
Cognizant Technology Solutions Corp.*	20,000	931,800
Network Appliance, Inc.*	48,820	1,158,987
Synopsys, Inc.*	29,700	561,330
VeriSign, Inc.*	58,080	1,241,170
		5,602,340
Internet - 8.68%
eBAY, Inc.*	35,360	1,456,832
Yahoo!, Inc.*	23,000	778,320
		2,235,152
Medical - 22.02%
Advanced Neuromodulation Systems, Inc.*	15,000	711,900
American Healthways, Inc.*	14,000	593,600
Amgen, Inc.*	13,300	1,059,611
ArthroCare Corp.*	15,000	603,300
Genentech, Inc.*	14,000	1,178,940
Kyphon, Inc.*	25,000	1,098,500
Laserscope*	15,000	422,700
		5,668,551
Pharmaceutical - 5.70%
Gilead Sciences, Inc.*	30,100	1,467,676

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2005

		Market
	Shares	Value

Retail-Restaurant/Specialty - 14.15%
P.F. Chang's China Bistro, Inc.*	21,950	$ 984,019
Panera Bread Co., Cl. A*	14,000	716,520
Starbucks Corp.*	24,920	1,248,492
The Cheesecake Factory, Inc.*	22,200	693,528
		3,642,559
Retail-Other - 11.84%
Bed Bath & Beyond, Inc.*	21,940	881,549
Chico's FAS, Inc.*	40,200	1,479,360
Kohl's Corp. *	13,685	686,713
		3,047,622
Semiconductors - 2.23%
HPL Technologies, Inc.*	89,500	22,375
Marvell Technology Group Ltd.*	12,000	553,320
		575,695
TOTAL COMMON STOCK
(Cost - $16,580,600)		25,556,090

SHORT TERM INVESTMENT - 1.08%
Bank of New York Hamilton Fund- Premier Shares, 3.14%	277,306	277,306
(Cost - $277,306)

Total Investments - 100.32%
(Cost - $16,857,906)		25,833,396
Other Assets less Liabilities - (0.32%)		(82,510)
NET ASSETS - 100.00%		$ 25,750,886
*Non-income producing security.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2005

		Market
Security	Shares	Value
COMMON STOCK - 97.23%
Agricultural - 3.73%
Agrium, Inc.	2,264	$ 49,740
Tejon Ranch Co.*	990	46,530
		96,270
Automobiles - 1.21%
Honda Motor Co., Ltd.	1,096	31,126

Banks - 7.30%
Bank of America Corp.	1,089	45,847
Citigroup, Inc.	1,059	48,206
SunTrust Banks, Inc.	681	47,295
U.S. Bancorp	1,672	46,950
		188,298
Beverages - 1.87%
Anheuser-Busch Companies, Inc.	1,122	48,291

Building Services - 6.35%
Cemex S.A. de C.V.	1,058	55,333
Centex Corp.	771	49,791
Masco Corp.	967	29,668
Toll Brothers, Inc.*	650	29,036
		163,828
Casino - 1.00%
Wynn Resorts, Ltd*	570	25,736

Coal - 2.81%
Peabody Energy Corp.	859	72,457

Commercial Services - 2.83%
Iron Mountain, Inc.*	895	32,846
Paychex, Inc.	1,082	40,121
		72,967
Communications - 1.15%
SBC Communications, Inc.	1,237	29,651

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2005

		Market
Security	Shares	Value
Conglomerates - 5.74%
Berkshire Hathaway, Inc., Class B*	18	$ 49,158
General Electric Co.	1,406	47,340
Honeywell International, Inc.	1,379	51,712
		148,210
Consumer Products - 3.10%
American Greetings Corp.	1,189	32,579
Kimberly-Clark Corp.	795	47,326
		79,905
Containers - 1.55%
Bemis Co., Inc.	1,620	40,014

Finance - 1.44%
Chicago Mercantile Exchange	110	37,103

Financial Services - 1.32%
MBIA, Inc.	562	34,068

Food - 7.32%
Conagra Foods, Inc.	1,293	32,002
H. J. Heinz Co.	1,092	39,902
Kraft Foods, Inc.	1,650	50,473
Sara Lee Corp.	1,575	29,846
Sysco Corp.	1,171	36,734
		188,957
Gold - 1.56%
Goldcorp, Inc.	2,009	40,260

Human Resources - 1.86%
Hewitt Associates, Inc.*	1,762	48,067

Insurance - 4.00%
Arthur J. Gallagher & Co.	1,356	39,066
Millea Holdings, Inc. ADR	400	32,336
Old Republic International Corp.	1,189	31,711
		103,113

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2005

		Market
Security	Shares	Value
Machinery - 4.30%
Cummins, Inc.	711	$ 62,561
Deere & Co.	790	48,348
		110,909
Medical - 7.02%
Abbott Laboratories	1,137	48,209
Bristol-Myers Squibb Co.	2,065	49,684
Eli Lilly and Co.	539	28,847
Genentech, Inc.*	647	54,484
		181,224
Metal - 1.80%
Falconbridge Limited	1,736	46,386

Office Supplies - 1.92%
Avery Dennison Corp.	947	49,613

Oil & Gas - 14.90%
Brascan Corp.	931	43,385
Exxon Mobil Corp.	923	58,648
Nabors Industries, Ltd.*	749	53,801
Patterson-UTI Energy, Inc.	1,199	43,260
Royal Dutch Petroleum Co.	849	53,317
Talisman Energy, Inc.	1,251	61,099
Valero Energy Corp.	628	71,002
		384,512
Retail- Other - 5.07%
Chico's FAS, Inc.*	1,473	54,206
Dollar Tree Stores, Inc.*	2,184	47,284
Family Dollar Stores, Inc.	1,484	29,487
		130,977
Software - 1.87%
Microsoft Corp.	1,881	48,398

Textile-Apparel - 2.03%
Cherokee, Inc.	1,500	52,470

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2005

		Market
Security	Shares	Value
Tobacco - 2.18%
Altria Group, Inc.	765	$ 56,388

TOTAL COMMON STOCK
(Cost - $2,453,401)		2,509,198

SHORT TERM INVESTMENT - 4.26%
Bank of New York Hamilton Fund- Premier Shares, 3.14%	110,000	110,000
(Cost - $110,000)

Total Investments - 101.49%
(Cost - $2,563,401)		2,619,198
Other Assets less Liabilities - (1.49%)		(38,448)
NET ASSETS - 100.00%		$ 2,580,750
*Non-income producing security.
ADR - American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)		September 30, 2005

	Bender	Montecito
	Growth Fund	Fund
Assets:
Investments in Securities at Market Value
(identified cost $16,857,906 and $2,563,401,
respectively) (Note 2)	$ 25,833,396	$ 2,619,198
Cash	-	302,495
Receivables:
Securities Sold Capital Stock Sold	2,978	39,012
Dividends and Interest	324	3,131
Total Assets	25,836,698	2,963,836

Liabilities:
Payable For Securities Purchased	-	380,231
Capital Stock Redeemed	6,146	-
Accrued Distribution Fees (Note 5)	37,951	1,334
Due to Advisor (Note 3)	10,774	587
Other Accrued Expenses and Liabilities	30,941	934
Total Liabilities	85,812	383,086

Net Assets	$ 25,750,886	$ 2,580,750

Class A Shares and Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 133,115 and 251,303 shares
outstanding, respectively)	$ 3,249,580	$ 2,580,750

Net Asset Value and Redemption Price Per Class A Share
($3,249,580/133,115 shares and $2,580,750/251,303 shares,
respectively)	$ 24.41	$ 10.27

Offering Price Per Share ($24.41/0.9425 and
$10.27/0.9425, respectively)	$ 25.90	$ 10.90

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)		September 30, 2005

	Bender	Montecito
	Growth Fund	Fund
Class Y Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 381,535 shares outstanding)	$ 9,917,514

Net Asset Value, Offering and Redemption Price Per
Class Y Shares ($9,917,514/381,535 shares)	$ 25.99

Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 528,278 shares outstanding)	$ 12,583,792

Net Asset Value and Offering Price Per Class C Share
($12,583,792/528,278 shares)	$ 23.82

Redemption Price Per Share ($23.82 X 0.99)*	$ 23.58

Composition of Net Assets:
At September 30, 2005, Net Assets consisted of:
Paid-in-Capital	$ 39,913,317	$ 2,556,096
Accumulated Net Investment Income (Loss)	(341,593)	4,914
Accumulated Net Realized Losses From
Security Transactions	(22,796,328)	(36,057)
Net Unrealized Appreciation on Investments	8,975,490	55,797
Net Assets	$ 25,750,886	$ 2,580,750
________________
* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS (Unaudited)		For the Six Months Ended September 30, 2005

	Bender	Montecito
	Growth Fund	Fund
Investment Income:
Interest Income	$ 2,756	$ 1,369
Dividend Income	12,290	9,157
Total Investment Income	15,046	10,526

Expenses (Notes 3 and 5):
Investment Advisory Fees	70,521	1,591
Service Fees-Class A	19,228	3,394
Service Fees-Class Y	73,005	-
Service Fees-Class C	108,037	-
Distribution Fees-Class A	4,370	1,325
Distribution Fees-Class Y	14,028	-
Distribution Fees-Class C	67,450	-
Total Expenses	356,639	6,310
Net Investment Income (Loss)	(341,593)	4,216

Net Realized and Unrealized Gain
on Investments (Note 4):
Net Realized Losses From Security Transactions	(465,610)	(27,046)
Net Change in Net Unrealized Appreciation on Investments	2,507,806	42,463
Net Realized and Unrealized Gain on Investments	2,042,196	15,417

Net Increase in Net Assets
Resulting From Operations	$ 1,700,603	$ 19,633

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	September 30, 2005	March 31, 2005
	(Unaudited)
Operations:
Net Investment Loss	$ (341,593)	$ (805,042)
Net Realized Loss From Security Transactions	(465,610)	(3,160,562)
Net Change in Unrealized Appreciation
on Investments	2,507,806	2,632,635
Net Increase (Decrease) in Net Assets
Resulting From Operations	1,700,603	(1,332,969)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(2,171 and 5,733 shares, respectively)	52,973	127,739
Cost of Shares Redeemed
(33,885and 59,279 shares, respectively)	(803,451)	(1,352,039)
Total Class A Transactions	(750,478)	(1,224,300)

Class Y:
Proceeds from Shares Issued
(23,303 and 46,465 shares, respectively)	589,291	1,123,828
Cost of Shares Redeemed
(133,948 and 304,359 shares, respectively)	(3,389,087)	(7,234,916)
Total Class Y Transactions	(2,799,796)	(6,111,088)

Class C:
Proceeds from Shares Issued
(5,805 and 13,616 shares, respectively)	139,521	306,171
Cost of Shares Redeemed
(113,414 and 120,256 shares, respectively)	(2,615,213)	(2,669,543)
Total Class C Transactions	(2,475,692)	(2,363,372)

Net Decrease in Net Assets From
Capital Share Transactions	(6,025,966)	(9,698,760)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months
	Ended	Year Ended
	September 30, 2005	March 31, 2005
	(Unaudited)

Total Decrease in Net Assets	$ (4,325,363)	$ (11,031,729)

Net Assets:
Beginning of Period	30,076,249	41,107,978
End of Period*	$ 25,750,886	$ 30,076,249

*Includes accumulated undistributed
net investment loss of:	$ (341,593)	$ -

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	September 30, 2005	March 31, 2005
	(Unaudited)
Operations:
Net Investment Income	$ 4,216	$ 698
Net Realized Loss From Security Transactions	(27,046)	(4,499)
Net Change in Unrealized Appreciation
on Investments	42,463	5,189
Net Increase in Net Assets
Resulting From Operations	19,633	1,388

Capital Share Transactions:
Proceeds from Shares Issued
(236,456 and 0 shares, respectively)	2,408,818	-
Cost of Shares Redeemed
(2,577 and 1,762 shares, respectively)	(26,080)	(15,033)

Net Decrease in Net Assets From
Capital Share Transactions	2,382,738	(15,033)

Total Increase (Decrease) in Net Assets	2,402,371	(13,645)

Net Assets:
Beginning of Period	178,379	192,024
End of Period*	$ 2,580,750	$ 178,379

*Includes accumulated undistributed
net investment income of:	$ 4,914	$ 698

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class A Shares
	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2005	2005	2004	2003	2002	2001
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 22.89	$ 23.40	$ 15.36	$ 22.13	$ 22.16	$ 41.32

Income (Loss) From Operations:
Net investment loss	(0.21)	(0.38)	(0.36)	(0.29)	(0.41)	(0.53)
Net gain (loss) from securities
(both realized and unrealized)	1.73	(0.13)	8.40	(6.48)	0.38	(18.63)
Total from operations	1.52	(0.51)	8.04	(6.77)	(0.03)	(19.16)

Distributions to shareholders from
net realized capital gains	-	-	-	-	-	-

Net Asset Value,
End of Period	$ 24.41	$ 22.89	$ 23.40	$ 15.36	$ 22.13	$ 22.16

Total Return (b)	6.64%	(2.18)%	52.34%	(30.59)%	(0.14)%	(46.37)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,250	$ 3,773	$ 5,110	$ 3,729	$ 6,991	$ 8,317
Ratio of expenses
to average net assets (c):	1.85%	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment loss
to average net assets (c):	(1.74)%	(1.68)%	(1.73)%	(1.75)%	(1.76)%	(1.53)%
Portfolio turnover rate	11.01%	13.44%	12.68%	19.36%	22.92%	0.82%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class Y Shares
	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2005	2005	2004	2003	2002	2001
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 24.40	$ 24.98	$ 16.41	$ 23.69	$ 23.80	$ 44.59

Income (Loss) From Operations:
Net investment loss	(0.25)	(0.44)	(0.42)	(0.33)	(0.46)	(0.60)
Net gain (loss) from securities
(both realized and unrealized)	1.84	(0.14)	8.99	(6.95)	0.35	(20.19)
Total from operations	1.59	(0.58)	8.57	(7.28)	(0.11)	(20.79)

Net Asset Value,
End of Period	$ 25.99	$ 24.40	$ 24.98	$ 16.41	$ 23.69	$ 23.80

Total Return (b)	6.52%	(2.32)%	52.22%	(30.73)%	(0.46)%	(46.62)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 9,918	$ 12,009	$ 18,735	$ 11,977	$ 23,387	$ 28,832
Ratio of expenses
to average net assets (c):	2.05%	1.99%	1.97%	2.00%	1.93%	1.92%
Ratio of net investment loss
to average net assets (c):	(1.94)%	(1.82)%	(1.85)%	(1.90)%	(1.84)%	(1.60)%
Portfolio turnover rate	11.01%	13.44%	12.68%	19.36%	22.92%	0.82%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class C Shares
	Six Months
	Ended
	September 30,	For the Year Ended March 31,
	2005	2005	2004	2003	2002	2001
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 22.48	$ 23.25	$ 15.44	$ 22.54	$ 22.87	$ 43.21

Income (Loss) From Operations:
Net investment loss	(0.35)	(0.64)	(0.61)	(0.50)	(0.67)	(0.93)
Net gain (loss) from securities
(both realized and unrealized)	1.69	(0.13)	8.42	(6.60)	0.34	(19.41)
Total from operations	1.34	(0.77)	7.81	(7.10)	(0.33)	(20.34)

Net Asset Value,
End of Period	$ 23.82	$ 22.48	$ 23.25	$ 15.44	$ 22.54	$ 22.87

Total Return (b)	5.96%	(3.31)%	50.58%	(31.50)%	(1.44)%	(47.07)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 12,584	$ 14,294	$ 17,263	$ 12,040	$ 21,416	$ 22,159
Ratio of expenses
to average net assets (c):	3.10%	3.03%	3.02%	3.07%	2.89%	2.80%
Ratio of net investment loss
to average net assets (c):	(2.99)%	(2.86)%	(2.90)%	(2.97)%	(2.80)%	(2.48)%
Portfolio turnover rate	11.01%	13.44%	12.68%	19.36%	22.92%	0.82%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Montecito Fund
	Six Months
	Ended	Year Ended	Year Ended	Period Ended
	September 30,	March 31,	March 31,	March 31,
	2005	2005	2004	2003**

Net Asset Value, Beginning of Period	$ 10.24	$ 10.01	$ 7.69	$ 10.00
Income (Loss) From Operations:
Net investment income	0.04	0.04	-	0.11
Net gain (loss) from securities
(both realized and unrealized)	(0.01)	0.19	2.37	(2.34)
Total from operations	0.03	0.23	2.37	(2.23)

Distributions to shareholders from
net investment income	-	-	(0.05)	(0.08)

Net Asset Value, End of Period	$ 10.27	$ 10.24	$ 10.01	$ 7.69

Total Return (b)	0.29%	2.30%	30.83%	(22.35)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 2,581	$ 178	$ 192	$ 169
Ratio of expenses to average net assets (c)	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income (loss)
to average net assets (c)	0.81%	0.39%	0.05%	1.29%
Portfolio turnover rate	34.45%	120.02%	290.23%	0.28%

__________
** For the period April 15, 2002 (commencement of operations) through March 31, 2003.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)                                                                                                                                                                                                    September 30, 2005

1.            ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the Bender Growth Fund (the “Bender Fund”) and the Montecito Fund (collectively the “Funds”).   The Bender Fund offers three classes of shares, Class A, Class Y and Class C.  Class A shares commenced operations on October 1, 1998; Class C and Class Y Shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   Class Y shares are offered continuously at net asset value.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge.   The investment objective of each Fund is long-term growth of capital.

2.            SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's adviser or sub-adviser ("Fair Value" Pricing), subject to review by the Board of Directors.  Some of the general factors that the adviser or sub-adviser should consider in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold. There were no securities which were Fair Valued during the six months ended September 30, 2005.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                                                                                                                                                                            September 30, 2005

securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing Bender Fund’s Class A shares or Montecito Fund’s shares.  Bender Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.            ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Company by SBG Capital Management, Inc. (the “Advisor”). Under the terms of the investment advisory agreements, the Advisor receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the Bender Fund and the Advisor receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund.   For the six months ended September 30, 2005, the Advisor received advisory fees of $70,521 and $1,591 from Bender Fund and Montecito Fund, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                                                                                                                                                                              September 30, 2005

The Company and the Advisor have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of the Advisor, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor pays the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700.  For the six months ended September 30, 2005, the Distributor received approximately $10,836 in commissions from the sale of fund shares.

The Advisor has entered into a Sub-Advisory Agreement with Robert Bender & Associates (“RBA”) on behalf of the Bender Fund.  Under the terms of the Sub-Advisory Agreement, RBA receives a monthly fee from the Advisor calculated at an annual rate of 0.40% of the average daily net assets of the Bender Fund.  No monthly fees are paid to RBA for the first $10 million in average daily net assets. As of August 1, 2005, RBA receives a fee of 0.30% of the average daily net assets of the Bender Fund in excess of $10 million.  The Advisor is responsible for the supervision and payment of fees to RBA in connection with its services.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Bender Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Bender Fund. Under the terms of the agreement, the Bender Fund will pay to the Advisor a monthly fee calculated at the following annual rates:

Class A	1.10% of average daily net assets
Class Y	2.00% of first $2.5 million; 1.10% in excess of $2.5 million of average daily net assets
Class C	2.00% of first $7.5 million; 1.10% in excess of $7.5 million of average daily net assets

For the six months ended September 30, 2005, the Advisor received service fees of $200,270 from the Bender Fund.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Montecito Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Montecito Fund. Under the terms of the agreement, the Montecito Fund will pay to the Advisor a monthly fee calculated at the annual rate of 0.64% of average daily net assets.   For the six months ended September 30, 2005, the Advisor received service fees of $3,394 from the Montecito Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Funds and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Advisor pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                                                                                                                                                                              September 30, 2005

Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

John P. Odell and Steven W. Arnold are officers and directors of the Advisor, the Distributor and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that provides marketing services to RBA.  RBA pays RBA Client Services, LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.

4.            INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2005 were as follows:

	Purchases	Sales
Bender Fund……………………………………………………..	$3,048,042	$8,919,913
Montecito Fund…………………………….……………………	2,677,199	342,953

As of September 30, 2005, net unrealized appreciation and depreciation on investment securities for book and federal income tax purposes were as follows:

	Appreciation	Depreciation	Net Unrealized Appreciation
Bender Fund……………….…....	$10,759,997	$(1,784,507)	$8,975,490
Montecito Fund…………………	119,581	(63,784)	55,797

5.            DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The Bender Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders.  With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund.   For the six months ended September 30, 2005, distribution fees of $4,370, $14,028 and $67,450 were paid for Bender Fund Class A, Class Y and Class C shares, respectively and $1,325 was paid for the Montecito Fund shares.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)                                                                                                                                                                              September 30, 2005

6.            CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of September 30, 2005, Charles Schwab & Co., Inc. held 35% of the voting securities of Bender Fund Class Y shares for the benefit of others.

7.            TAX INFORMATION

During the fiscal years ended March 31, 2005 and March 31, 2004, the Montecito Fund paid dividend distributions of $0 and $1,063, respectively, which were characterized as ordinary income distributions for tax purposes.  The Bender Fund made no dividend distributions during the same time periods.

As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Ordinary Income	Long Term Losses	Unrealized Appreciation
Bender Fund……………………………..	$0	$(22,330,718)	$6,467,684
Montecito Fund…………………..………	698	(9,011)	13,334

As of March 31, 2005, the Bender Fund and Montecito Fund had, for Federal income tax purposes, capital losses which may be carried over to offset future capital gains.  To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The Bender Fund and Montecito Fund had Federal income tax capital loss carryforwards of $22,330,718 and $9,011, respectively, expiring on March 31 of the years indicated below:

	2009	2010	2011	2012	2013
Bender Fund	$60,275	$14,127,445	$1,784,760	$3,197,676	$3,160,562
Montecito Fund	-	-	17	4,495	4,499

8.            SUBSEQUENT EVENT

On October 31, 2005, a special meeting of the shareholders of the Montecito Fund was held for the purpose of approving a sub-advisory agreement between SBG Capital Management, Inc. and Seidler Investment Advisors, Inc.   The voting results of the meeting were as follows:

                                            FOR                       AGAINST                  ABSTAIN

                                            228,850                        0                                   0

Effective November 1,2005, and pursuant to a sub-advisory agreement, Seidler Investment Advisors, Inc. has assumed responsibility for providing primary investment management services to the Montecito Fund.

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisor Agreements for both Funds, and the Sub-Advisor Agreement for the Bender Growth Fund (the “Agreements”), were approved for a one-year continuance by the Board, including by separate vote of the Independent Directors, at a meeting held on May 20, 2005. The following summarizes the Directors’ review process and the information on which their conclusions were based:

Performance.  The Board reviewed reports regarding the performance of each Fund as compared to various benchmark indexes for various periods ended March 31, 2005 and each Fund's annualized total returns since inception as compared to other mutual funds of similar size and investment strategy (the “Peer Groups”). The Board assessed each Fund’s performance, both on an absolute basis and in comparison to the Fund’s benchmarks and the Peer Groups independently selected by Morningstar. The Board generally approved of each Fund’s performance. The Directors noted that the Bender Growth Fund’s long-term performance record was excellent, and that the Fund’s two year compounded rate of return of approximately 22% was very good.  As for the Montecito Fund, the Board concluded that the Fund Manager had produced some quarters of good relative performance since August 2003 (when the Fund Manager began actively managing the Fund without a sub-adviser).

Nature, extent and quality of services provided by the Fund Manager and Sub-Adviser.  In regard to this specific evaluation, the Fund Manager and Sub-Adviser each provided the following materials for the Board’s review: completed questionnaires designed by Fund counsel to elicit information relevant to the Board deliberations; copies of the Fund Manager’s and Sub-Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”), as filed with the SEC; detailed lists of services provided to the Funds by the Fund Manager pursuant to the Investment Advisory Agreement and Operating Services Agreement;  copies of the Fund Manager’s and Sub-Advisor’s Codes of Ethics adopted pursuant to Rule 17j-1, as well as certifications of compliance with the Codes; and copies of the Fund Manger’s compliance calendar and daily and monthly compliance checklists. The Board noted with approval the Fund Manager’s and Sub-Adviser’s commitment to regulatory compliance, quality of personnel, quality and level of Board reporting and communication, and commitment to containing expenses and concluded that the services provided under the Agreements are consistent with the Board’s expectations of the Fund Manager and Sub-Adviser.

Cost of the services and the profit to be realized by the Fund Manager and Sub-Advisor and affiliates from the relationship with the Funds.   In this regard, the Fund Manager provided the Board with profit and loss information for the year ended March 31, 2005 and for the three-month period ended March 31, 2005 and the Sub-Adviser provided a balance sheet as of March 31, 2005 and an income statement for the three-month period ended March 31, 2005. The Board reviewed reports comparing each Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios paid by its Peer Group. Based on the information, the Directors concluded that the advisory fees were competitive, and reasonable for the services provided.  The Board also considered revenues received by the Funds’ distributor, Capital Research Brokerage Services, LLC (the “Distributor”), an affiliate of the Fund Manager.  The Board considered revenues received by the Fund Manager, the Sub-Adviser and the Distributor under the relevant agreements and concluded that, in each case, undue profitability was not a concern.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Economies of Scale.   It was the consensus of the Board that economies of scale were not of significant relevance at this time due to the relatively small size of the Funds. However, it was noted that the Investment Advisory Agreement and the Operating Services Agreement provide for fee breaks as assets of the Bender Growth Fund increase.

Based upon the information provided, it was the consensus of the Directors, including the Independent Directors, that the overall arrangement provided under the terms of each Agreement was a reasonable business arrangement, and that renewal of each Agreement was in the best interest of the Funds’ shareholders.

_________________

At meetings of the Board of Directors held on August 18, 2005 and September 1, 2005, the Board of Directors deliberated whether to approve the proposed sub-advisory agreement with the Fund Manager on behalf of the Montecito Fund and Seidler Investment Advisors Incorporated (“Seidler”), and reviewed information provided by Seidler relevant to those deliberations.  On September 1, 2005, the Board, including Independent Directors, unanimously approved the proposed sub-advisory agreement between SBG and Seidler, subject to shareholder approval.  The following summarizes the Directors’ review process and the information on which their conclusions were based:

Performance.  The Board reviewed Seidler's proposed investment strategy for the Montecito Fund, including Seidler's buy and sell disciplines for stocks, bonds and REITs.  The proposed portfolio manager for the Fund, Mr. Blake Todd, described his experience managing separate accounts.  The Board considered an independent report that was commissioned by Seidler that analyzed the proposed investment strategy and compared the hypothetical returns to the S&P 500 Index.  It was the consensus of the Directors that, while the Montecito Fund's past performance had been good, the proposed new investment strategy made the Fund's prior performance less relevant, and that retention of Seidler and the implementation of the proposed new strategy would be in the best interests of the shareholders.

Nature, extent and quality of services provided by Seidler.  The Board reviewed information about Seidler, including background information on the firm and its resources, its compliance program, and biographical data on the portfolio manager.  The Board discussed Seidler’s inexperience in advising mutual funds, noting that an appropriate risk disclosure would need to be included in the Fund’s revised prospectus.  The Board noted that Seidler has policies and procedures in place that are reasonably designed to prevent violation of federal securities laws.  The Board concluded that the services to be provided under the proposed sub-advisory agreement are consistent with the Board’s expectations of the sub-advisor.

Cost of the services and the profit to be realized by Seidler and affiliates from the relationship with the Fund.   The Board discussed additional benefits accruing to Seidler and its affiliates from its relationship with the Fund, including distribution fees and commissions that would be paid for the sale of shares of the Fund.  The Board reviewed profitability estimates provided by Seidler.  Based on the estimates, the Directors concluded that excessive profitability was not a concern at this time.  The Board discussed the proposed sub-advisory fee and reviewed data comparing the proposed sub-advisory fee to fees charged by other sub-advisers.  The Directors reviewed information regarding fees charged by Seidler for separate accounts managed by Mr. Todd.  It was the consensus of the Directors that the fees to be paid to Seidler were reasonable.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Economies of Scale.   It was the consensus of the Directors that, as Seidler would not be receiving any fees until the Fund’s assets rise above $10 million, and because the proposed sub-advisory fee was reasonable, economies of scale were not of significant relevance at this time.

Based upon the information provided, it was the consensus of the Directors, including the Independent Directors, that the overall arrangement provided under the terms of the proposed sub-advisory agreement was a reasonable business arrangement, and that approval of the proposed sub-advisory agreement was in the best interests of the shareholders of the Fund

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC

INVESTMENT ADVISOR

SBG Capital Management, Inc.

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

SUB-ADVISORS

Robert Bender & Associates, Inc.

245 South Los Robles, Suite 620

Pasadena, CA 90272

Seidler Investment Advisors, Inc.

515 South Figueroa Street, 11th Floor

Los Angeles, CA 90071

ADMINISTRATOR

Gemini Fund Services, LLC

150 Motor Parkway, Suite 205

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

INDEPENDENT AUDITORS

Cohen McCurdy, Ltd.

Westlake, OH 44145

For more complete information about The Bender Growth Fund and The Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS THE BENDER GROWTH FUND THE MONTECITO FUND SEMI-ANNUAL REPORT SEPTEMBER 30, 2005

Item 2. Code of Ethics.   Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert.  Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)         Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Code of Ethics filed herewith.

(a)(2)    Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)    Not applicable.

(b)         Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

              /s/ John P. Odell

       John P. Odell, Co-Chairman & Co-President

Date            12/09/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

              /s/ John P. Odell

        John P. Odell, Co-Chairman & Co-President

Date           12/09/05

By (Signature and Title)

              /s/ Steven W. Arnold

       Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date           12/09/05